                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 25, 2005
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                            WEBFINANCIAL CORPORATION
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               (Exact name of registrant as specified in charter)

          DELAWARE                    0-631                 56-2043000
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(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)         Identification No.)

               590 Madison Avenue, 32nd Floor, New York, NY 10022
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 758-3232
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          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On March 25, 2005,  the Issuer issued a press release  announcing  that its
Board of Directors  approved an amendment to its  Certificate  of  Incorporation that would  effect a reverse  split of its shares of common  stock at a ratio of
1-for-4,  and  reduce  its  number of  authorized  shares of common  stock  from
50,000,000 to 5,000,000 and of preferred stock from  10,000,000 to 500,000.  The stockholders  of  the  Issuer  approved  the  reverse  split  and  reduction  in authorized  capital  stock at the 2004 annual  meeting of  stockholders  held on
December 15, 2004.  The reverse split and reduction in authorized  capital stock is expected to take effect on April 5, 2005. It is anticipated that the Issuer's common stock will begin trading on the Nasdaq  SmallCap Market on a post-reverse split basis at the opening of trading on April 6, 2005 under its current  symbol
"WEFN".

     Fractional  shares of stock  will not be issued as a result of the  reverse split.  Stockholders  who would otherwise  receive a fractional  share of common
stock  will  be  entitled  to  receive  cash  in  lieu  of  fractional   shares.
Stockholders  will  receive   instructions  by  mail  regarding  the  method  of
exchanging the old stock certificates for new stock certificates. Wachovia Bank,
N.A. is the Issuer's  transfer  agent and will act as the exchange agent for the purpose of  implementing  the exchange of stock  certificates in connection with the reverse split.

     A  copy  of  the  press  release  is  attached  as an  exhibit  hereto  and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable

     (b) Pro Forma Financial Information.

         Not Applicable

     (c) Exhibits.

         99.1   Press release dated March 25, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          WEBFINANCIAL CORPORATION
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                                                (Registrant)

Date:       March 25, 2005
                                          By:    /s/ Glen M. Kassan
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                                          Name:  Glen M. Kassan
                                          Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release dated March 25, 2005.